UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 6, 2018

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234	52-0845774
(Commission File Number)	(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 200, Columbia, MD	21044
(Address of Principal Executive Offices)	(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. Forward-looking statements are not statements of historical facts, but rather reflect our current expectations concerning future events and results. We use words such as “expects,” “intends,” “believes,” “may,” “will,” “should,” “could,” “anticipates,” “estimates,” “plans” and similar expressions to indicate forward-looking statements, but their absence does not mean a statement is not forward-looking. Because these forward-looking statements are based upon management’s expectations and assumptions and are subject to risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including, but not limited to, those factors set forth below and in Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and those other risks and uncertainties detailed in our periodic reports and registration statements filed with the Securities and Exchange Commission. We caution that these risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. We cannot predict these new risk factors, nor can we assess the effect, if any, of the new risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ from those expressed or implied by these forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.
On November 6, 2018, GP Strategies Limited (“GPSL"), a wholly owned subsidiary of GP Strategies Corporation (the “Company”), entered into an amended and restated agreement (the "Global Master Agreement") with HSBC Global Services (UK) Limited (“HSBC”) to provide global learning services.
The Global Master Agreement amends and restates the established contractual framework pursuant to which the Company, GPSL, and certain other wholly owned subsidiaries of the Company (together, the “GP Strategies Parties”) entered into local services agreements with certain members of HSBC's group of companies, in respect of each country in which the learning services are to be provided by the GP Strategies Parties, as applicable. The local services agreements incorporate the provisions of the Global Master Agreement and are substantially in the form attached to the Global Master Agreement, with such changes as may be necessitated by mandatory local law requirements, together with any orders for services issued under them, specify the services to be provided. The initial term of the Global Master Agreement is approximately three years, two months. HSBC has the right to extend the Global Master Agreement for one additional two-year term. The Global Master Agreement fixes the billing rates to be charged for most services to be provided by the GP Strategies Parties for the initial term (years one to three) and the first year of the option term (year four). During the second year of the option term (year five), any increases in billing rates are restricted by reference to the level of indexation set out in the relevant local services agreement.
All GPSL obligations (including all financial and performance related obligations) under the Global Master Agreement are guaranteed by the Company. Also, under the Global Master Agreement, GPSL is responsible for all liabilities of any GP Strategies Party under any local services agreement.
The learning services to be provided to HSBC (the “Learning Services”) include:

•	Account Management;

•	Learning Administration Operations;

•	Learning design and delivery;

•	Professional services; and

•	Vendor management.

The Global Master Agreement includes certain operational measures that the GP Strategies Parties will be evaluated against. If GPSL fails to receive a satisfactory evaluation of its performance against operational measures, HSBC will, in certain circumstances, receive a credit against the charges otherwise due.

Additionally, HSBC has the right to periodically engage a third party from a list approved by GPSL in the Global Master Agreement to perform benchmark studies to determine whether certain Learning Services, the level and quality to which such Learning Services are being provided and the applicable charges under the Global Master Agreement are within the top quartile for best-value-for-money for comparable services provided by competitors of the GP Strategies Parties providing the services to HSBC. If the benchmark report states that any benchmarked service is not within the top quartile for best-value-for-money for services comparable to the benchmarked Learning Services etc., then the relevant GP Strategies Party must implement changes as soon as reasonably practicable. HSBC has the right to conduct such benchmark studies no sooner than 6 months after the effective date of the Global Master Agreement (being 5 November 2018) and then no more than once every 12 months thereafter as to any previously benchmarked service in a particular country.

HSBC has the right to terminate the Master Global Agreement and the relevant HSBC Contracting Party has the right to terminate any local services agreement to which it is a party, in whole or in part, for, among other things, convenience on three months’ written notice.

The foregoing description of the terms of the Master Global Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Master Global Agreement, a copy of which will be filed as an exhibit to the Company’s Report on Form 10-K for the year ending December 31, 2018. Portions of the Global Master Agreement may be omitted in accordance with a request for confidential treatment that the Company expects to submit to the Securities and Exchange Commission (the "SEC").

Item 8.01 Other Events.

Risk Factors Relating to the Global Master Agreement

The Company’s successful performance of the Learning Services under the Global Master Agreement and the associated local services agreements, is subject to many risks, including the effect(s) that the fixed prices for four years and service credits and the benchmarking requirements may have on the Company’s ability to perform the Learning Services in a profitable manner; additional currency exchange rate exposure; and local tax requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: November 13, 2018	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Executive Vice President, General Counsel & Secretary

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